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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K

                Current Report Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934



        Date of Report (Date of earliest event reported): March 22, 2001




                                MGI PHARMA, INC.
                                ----------------
             (Exact name of registrant as specified in its charter)


          Minnesota                      0-10736                 41-1364647
--------------------------------------------------------------------------------
(State or other jurisdiction    (Commission file number)      (I.R.S. Employer
      of incorporation)                                      Identification No.)



          6300 West Old Shakopee Road, Suite 110, Bloomington, MN 55438
          -------------------------------------------------------------
                    (Address of principal executive offices)


       Registrant's telephone number, including area code: (952) 346-4700
                                                           --------------

                                 Not Applicable
                                 --------------
          (Former name or former address, if changed since last report)
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ITEM 5. OTHER EVENTS

         On April 6, 2001, MGI PHARMA, INC. (the "Company") announced that it had entered into definitive agreements with Helsinn Healthcare SA ("Helsinn"), pursuant to which Helsinn granted to the Company exclusive license and distribution rights to the product candidate palonosetron in the United States and its possessions and territories (Puerto Rico, United States Virgin Islands), and Canada and its provinces, possessions and territories. Under the terms of the license agreement, the Company will make $11 million in initial payments, which amount includes an initial payment of $5 million made upon the execution of a letter of intent in October 2000, and will make additional payments to Helsinn based on the achievement of development milestones. The Company will also pay royalties to Helsinn based upon net sales. Under the terms of a related supply agreement, an affiliate of Helsinn will supply the Company's requirements of finished product. The Company will pay the affiliate product supply fees based upon net sales. The term of each of the agreements is ten years from the launch of the commercialized product, unless earlier terminated by the parties.

         The license agreement and the supply agreement are attached as Exhibits
99.1 and 99.2 to this report and are incorporated herein by reference. This summary of the provisions of the agreements is not complete and is qualified in its entirety by reference to the agreements. The press release dated April 10, 2001 announcing the execution of definitive agreements is attached as Exhibit
99.5 to this report and is incorporated herein by reference.

         On March 22, 2001, the Company announced in a press release that it had initiated a new Phase 2 clinical trial of the anti-cancer compound irofulven for patients with refractory or recurrent advanced epithelial ovarian cancer. The press release is filed as Exhibit 99.3 to this report and is incorporated herein by reference.

         On March 28, 2001, the Company announced in a press release that six presentations on irofulven's anti-tumor activity and mechanism of action were made at the American Association for Cancer Research meeting held on March 24 - 28, 2001. The press release is filed as Exhibit 99.4 to this report and is incorporated herein by reference.

         On April 12, 2001, the Company announced in a press release that it had initiated an additional Phase 2 clinical trial of irofulven using an intermittent dosing schedule to treat hormone-refractory prostate cancer patients. The press release is filed as Exhibit 99.6 to this report and is incorporated herein by reference.

         On April 18, 2001, the Company reported its earnings for the first quarter of 2001 in a press release, which is filed as Exhibit 99.7 to this report and is incorporated herein by reference.

         On April 25, 2001, the Company announced in a press release that a patent for the "Inhibition of DNA Methyltransferase" was recently granted to MethylGene Inc., the partner with whom the Company has an exclusive North American license, research and development agreement for inhibitors of DNA methyltransferase. The press release is filed as Exhibit 99.8 to this report and is incorporated herein by reference.

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS

(c)      EXHIBITS.

*99.1 License Agreement, dated as of April 6, 2001, between Helsinn Healthcare SA and MGI PHARMA, INC.

*99.2 Supply and Purchase Agreement, dated as of April 6, 2001, between Helsinn Birex Pharmaceuticals Ltd. and MGI PHARMA, INC.

99.3     Press Release, dated March 22, 2001.

99.4     Press Release, dated March 28, 2001.

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99.5     Press Release, dated April 10, 2001.

99.6     Press Release, dated April 12, 2001.

99.7     Press Release, dated April 18, 2001.

99.8     Press Release, dated April 25, 2001.


* Pursuant to Rule 24-b of the Securities Exchange Act of 1934, as amended, confidential portions of Exhibits 99.1 and 99.2 have been deleted and filed separately with the Securities and Exchange Commission pursuant to a request for confidential treatment.

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                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.


April 25, 2001                                  MGI PHARMA, INC.



                                                By:     /s/ William C. Brown
                                                    ----------------------------
                                                    William C. Brown
                                                    Chief Financial Officer

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